                                                       1933 Act File No. 2-36429
                                                      1940 Act File No. 811-2033

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                  X
                                                                                       ----

        Pre-Effective Amendment No.
                                      -----                                            ----
        Post-Effective Amendment No.    55                                               X
                                      -----                                            ----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                          X
                                                                                       ----

        Amendment No.    25                                                              X
                      --------                                                         ----


                        (Check appropriate box or boxes.)


                                THE RESERVE FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                     810 Seventh Avenue, New York, NY 10019
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code        (212) 977-9982
                                                  ------------------------------

Marc C. Cozzolino, Esq.       The Reserve Fund, 810 Seventh Avenue, 17th Floor,
--------------------------------------------------------------------------------

New York, NY 10019
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b) of Rule 485
      ---

            on September 29, 1995 pursuant to paragraph (b) of Rule 485
      ---


       X    75 days after filing pursuant to paragraph (a) of Rule 485
      ---

            on (date) pursuant to paragraph (a) of Rule 485
      ---


                               ---------------

The Commission is requested to send copies of all communications to:

                              Paul F. Roye, Esq.
                            Dechert Price & Rhoads
                              1500 K Street, NW
                             Washington, DC 20005

Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 electing to register an indefinite number of shares of beneficial interest. The notice required by Rule 24f-2 with respect to Registrant's fiscal year ending May 31, 1995 was filed with the Commission on July 17, 1995.

                                                  This filing contains 58 pages.

                                THE RESERVE FUND

                  CROSS REFERENCE SHEET PURSUANT TO RULE 404aA

FORM        PROSPECTUS AND STATEMENT
N-1A        OF ADDITIONAL INFORMATION
ITEM              FORM CAPTION                         CAPTION
----        -------------------------                  -------
   1.      Cover Page                                 Cover Page

   2.      Synopsis                                   (omitted)

   3.      Condensed Financial Information            Financial Highlights

   4.      General Description of Registrant          Investment Objective and Policies;

   5.      Management of the Fund                     Management; How to Buy Shares

   6.      Capital Stock and Other Securities         Shares of Beneficial Interest

   7.      Purchase of Securities Being Offered       How to Buy Shares

   8.      Redemption or Repurchase                   Redemptions

   9.      Legal Proceedings                          (omitted)

  10.      Cover Page                                 Statement of Additional Information

  11.      Table of Contents                          Table of Contents

  12.      General Information and History            (omitted)

  13.      Investment Objective and Policies          Investment Objective and Policies

  14.      Management of the Registrant               Trustees and Executive Officers

  15.      Control Persons and Principal              Trustees and Executive Officers;
           Holders of Securities                      Shares of Beneficial Interest

  16.      Investment Advisory and Other Services     Investment Management, Distribution,
                                                      Service and Custodian Agreements

  17.      Brokerage Allocation                       Portfolio Turnover, Transaction
                                                      Charges and Allocation

  18.      Capital Stock and Other Securities         Shares of Beneficial Interest

  19.      Purchase, Redemption, and Pricing          Purchase, Redemption and Pricing of
           of Securities Being Offered                Shares;

  20.      Tax Status                                 Distributions and Taxes

  21.      Underwriters                               Investment Management, Distribution,
                                                      Service and Custodian Agreements

  22.      Calculation of Yield Quotations            Fund Yield
           Of Money Market Funds

  23.      Financial Statements                       Financial Statements

                                  GENERAL INFORMATION, PURCHASES AND REDEMPTIONS 24 HOUR YIELD AND BALANCE INFORMATION NATIONWIDE 800-637-1700





      The Reserve AE Cash Fund is a no-load money market fund.



      The primary objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured.






      The Fund is designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money market accounts or instruments. The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and designed to reduce or eliminate for the investor the mechanical problems of direct investment in money market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.



-- Reserve AE Cash Fund invests in (i) obligations backed by the full faith and credit of the United States Government and its agencies or instrumentalities; (ii) deposit type obligations, acceptances and letters of credit of FDIC insured institutions and foreign banks with assets in excess of $25 billion; (iii) short term corporate obligations rated A-1 or the equivalent thereof; (iv) other similar high quality short term instruments; and (v) instruments fully collateralized by the foregoing instruments.






      SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



      This Prospectus sets forth the information about each Fund which a prospective investor should know before investing. A Statement of Additional Information dated __________________, providing further details about the Fund, has been filed with the Securities and Exchange Commission. It may be obtained without charge by writing or calling the Fund at (800) 637-1700. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.


      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               ---------------


                      Prospectus dated ________________

Investors are advised to read and retain this Prospectus for future reference.

                             SHAREHOLDER EXPENSES


     The following table illustrates all expenses and fees that a shareholder of the Fund will incur.


                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases.....................................................None
   Sales Load Imposed on Reinvested Dividends..........................................None
   Redemption Fees*....................................................................None
   Exchange Fees.......................................................................None

                        ANNUAL FUND OPERATING EXPENSES
                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                RESERVE
                                                  AE
                                                 CASH
                                                 FUND
                                                -------
   Comprehensive Fee..........................    .40%
   12b-1 Fees.................................    .20%
   Other Operating Expenses...................    .40%
                                                 ------
   Total Expenses.............................   1.00%
                                                 ======



   The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. * A $2.00 fee is charged on redemption checks issued by the Fund of less than $100 and a $10 fee is charged for wire redemptions of less than $10,000.



        The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.



                                      1 Year         3 Years       5 Years        10 Years
                                      ------         -------       -------        --------
Reserve AE Cash Fund                    $10             $31           $54           $119



THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                      YIELD




     Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.




                        INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the fund as defined in the Investment Company Act of 1940 ("1940 Act").





        The Fund seeks to attain its objective by investing in U.S. Government securities; deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks; savings and loan associations and savings banks; high quality domestic and foreign commercial paper as determined by any nationally recognized statistical rating organization or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees; other short term instruments of similar quality; and instruments fully collateralized by such obligations.





     United States Government securities include a variety of securities which are issued or guaranteed by the U.S. Treasury, various agencies of the Federal Government and various instrumentalities which have been established or sponsored by the U.S. Government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. United States Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Student Loan Marketing Association and the Federal Home Loan Bank are also considered U.S. Government securities. Some obligations of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States. Other securities, such as obligations issued by the Federal National Mortgage Association and Student Loan Marketing Association, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by the Federal Home

Loan Bank and Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the United States the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     Under federal law, the income derived from obligations issued by the U.S. Treasury and certain of its agencies and instrumentalities is exempt from state personal income taxes. A substantial majority of the states that tax personal income permit mutual funds to pass-through this tax exemption to shareholders.


        The Fund may invest in obligations of U.S. banking institutions that are insured by the FDIC; commercial paper which is rated, at the time of investment, P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P") or the equivalent thereof; and obligations of foreign banks which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Fund's investment adviser, are of comparable quality to obligations of United States banks which may be purchased by the Fund. Instruments which are not rated may also be purchased by the Fund provided such instruments are determined to be of comparable quality by the Board of Trustees of the Fund to those rated instruments in which the Fund may invest.




        The Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars) and foreign branches of foreign banks. Euro and Yankee dollar investments involve certain risks that are different from investments in obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign branches of foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. The Fund will limit its investment in foreign banks to those banks located in Australia, Canada, Western Europe and Japan. The Fund may also invest in municipal obligations secured by bank letters of credit, the interest on which is not exempt from federal income taxation.




OTHER POLICIES. The Fund may engage in repurchase agreement transactions. A repurchase agreement is a transaction by which a Fund purchases a security (U.S. Government or other) and simultaneously commits to resell that security to the seller at an agreed upon price at a later date. The Fund will limit repurchase agreements to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Fund's Board of Trustees. The investment adviser will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the other party to the repurchase agreement defaults on its obligation to repurchase the underlying securities, a portfolio may incur a loss upon disposition of them if the value of those securities has declined. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, a Fund may encounter difficulties and might incur costs upon the exercise of its rights under the repurchase agreement. The Fund may engage in limited repurchase agreement transactions collateralized by first mortgages conforming to the lending standards of the Government National Mortgage Association, Federal Home Loan Mortgage Association or Federal National Mortgage Association.


        The Fund may from time to time lend securities on a short term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. Government or its agencies or instrumentalities (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. During the time portfolio securities are on loan the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest from the borrower who has delivered equivalent collateral or secured a letter of credit. The value of the securities loaned cannot exceed 25% of the fund's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower of the securities. The Statement of Additional Information further explains the Funds' securities lending policies.



     The Fund may invest, without limitation, in U.S. Government securities and in instruments secured or collateralized by U.S. Government securities. The Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and will not concentrate more than 25% of the its total assets in the securities of issuers in a single industry, except that the Fund will invest more than 25% of its assets in the banking industry. In addition, the Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. Government Securities). The Fund has the authority to borrow money (including reverse purchase agreements), for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.


        In order to provide liquidity, the Fund limits its average maturity to 90 days or less and a maximum remaining life of 397 days and only high quality issuers.

                                   MANAGEMENT


INVESTMENT MANAGEMENT AGREEMENTS. The Board of Trustees manages the
Fund's business and affairs. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, NY 11030, provides the Fund with investment advice pursuant to an Investment Management Agreement. Since November 15, 1971, the Adviser and its affiliates have been advising The Reserve Funds, which currently have assets in excess of $3 billion. Under the Investment Management Agreement the Adviser manages the Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction by the Trustees.




     For its management and advisory services, and for paying the ordinary operating expenses of the Fund, the Adviser is paid a comprehensive fee by the Fund calculated at 0.80% per annum of the average daily net assets of the Fund.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.


TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Reserve American Express Cash Fund acts as its own transfer agent and dividend paying agent.


                                HOW TO BUY SHARES


METHOD OF PAYMENT. The minimum initial investment is $25,000 and $1000 for subsequent investments. An initial purchase must be accompanied by an investment application or equivalent information. You can buy shares of the Fund each business day at the net asset value next determined after receipt by the Fund of a properly completed order and payment in Federal Funds (member bank deposits with a Federal Reserve bank). Payments (denominated in U.S. dollars) must be made:



     -- By check (drawn on a U.S. bank) payable to the Reserve AE
        Cash Fund, 810 Seventh Avenue, New York, NY 10019-5868. You must include your account number (or Taxpayer Identification number) on the "pay to the order of" line for each check made payable to The Reserve AE Cash Fund or within the endorsement for each check endorsed to The Fund.



     -- By wire - Prior to calling your bank, call the Fund for specific instructions at 800-637-1700.



     Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares.

        Because the Fund must pay for its securities purchases on the same day in Federal Funds, only Federal Funds wires and checks drawn on the Funds' bank are eligible for entry as of the business day received. For Federal Funds wires to be eligible for same-day order entry, the Fund must be notified before 2:00 P.M. (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal Funds will be entered as of the business day when covering Federal Funds are received or bank checks are converted into Federal Funds. This usually occurs within two business days, but may take longer. Checks delivered to the Funds' offices after 2:00 P.M. (New York time) will be considered received the next business day. A fee will be charged if any check used for investment in your account does not clear.


        Any monies which cannot be credited to an account by the end of the business day following that on which Federal Funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Fund reserves the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Funds also reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Fund will only accept purchase checks in excess of $250 which are payable to the Fund or payable to the shareholder/payee of the check and endorsed to the Fund. The Fund does not accept travelers checks.



AUTOMATIC ASSET BUILDER PLAN. We can arrange to have your bank, paycheck (full or partial), pension, Social Security, and other government payments automatically transferred directly to your Fund account monthly, quarterly or annually. See the application for details or consult your Financial Advisor.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of the Fund is calculated at the close of each business day (normally 4:00 P.M. New York time) by taking the sum of the value of each Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of each Fund to seek to maintain a stable NAV per share of $1.00, although this share price is not guaranteed.



DISTRIBUTORS. The Funds' distributors are Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Adviser.






DISTRIBUTION AND SERVICE PLAN. Purchases may also be made through American Express Financial Advisors, who participates in the Fund's Plan of Distribution ("Plan"). The Fund maintains the Plan and related agreements, as amended, under Rule 12b-1 of the 1940 Act. Under the Plan, the Fund makes assistance payments at an annual rate of .20% of the net asset value of broker, financial institution, and financial intermediary shareholder accounts ("qualified accounts"). Substantially all such monies are paid to the brokers for distribution assistance or administrative services provided the Fund. The investment adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay from its own resources or from other sources available to it, additional amounts and incentives, including lump-sum payments, based upon the amount of assets committed to the Fund by such brokers. The Plan does not permit the carrying over of payments from year to year. The investment adviser also reimburses from its own resources or from other sources available to it for a portion of their costs of advertising and marketing shares of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares.




CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of a Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders.
Some firms may independently establish and charge additional amounts such as redemption fees to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold a Fund's shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firm or may only be available subject to certain conditions and limitations. Some firms may participate in a program allowing them access to their client's accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such firm's material regarding its fees and services.

                          SHARES OF BENEFICIAL INTEREST

     The Fund was originally incorporated on February 1, 1970 as a Maryland corporation and was reorganized as a Massachusetts business trust on October 28, 1986 and is an open-end management investment company commonly known as a mutual fund. At the date of this Prospectus, there were four separate series authorized and outstanding. Additional series may be added in the future by the Board of Trustees. Although The Reserve Fund is a non-diversified mutual fund, each of its separate investment portfolios intends to comply with the diversification requirement of Rule 2a-7 under the 1940 Act which generally limits a money market fund to investing no more than 5% of its total assets in the securities, except U.S. Government Securities, of any one issuer. The Reserve Fund is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion or sinking rights. The shareholders of each series are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their series on liquidation. The Trustees do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the Fundamental investment policies) or by the Declaration of Trust.

     Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for The Reserve Fund's, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires The Reserve Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

                                 DAILY DIVIDENDS


     The Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Although none are anticipated, any net realized long term capital gains will be distributed at least annually.


                                      TAXES


     The Fund intends to maintain its regulated investment company status for federal income tax purposes. Accordingly, the Funds intend to satisfy certain requirements imposed by the Internal Revenue Code so as to avoid any federal income or excise tax to them. For federal income tax purposes, distributions out of interest earned by a Fund and net realized short term capital gains are taxable as ordinary income. Any distributions of net long term capital gains are taxable to shareholders as such, regardless of the length of time shares have been owned by the shareholder. Whether a shareholder receives such distribution in cash or reinvests them in additional shares, they will be taxable as either ordinary income or long term capital gains.





     Shareholders are advised to retain all statements to maintain accurate records of their investments. The Fund will report to its shareholders before the end of February of each year as to the source of dividends and other distributions, if any, paid or declared by the Fund during the previous calendar year which may be exempt from state income taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.


                                   REDEMPTIONS


TIME AND METHOD OF REDEMPTION. Shares of each Fund are redeemed at their net asset value next determined after receipt by the Fund of a request in proper form. Although the Fund has seven days to transmit payment for share redemptions, they usually transmit payment the same day when redemption requests are received before 12:00 noon (New York time) and the next day for requests received after 12:00 noon (New York time). This is not always possible, however, and transmission of redemption proceeds may be delayed. Unless otherwise specified, orders received after 12:00 noon (New York time) are not entered until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 noon.







WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but does not require) that each written redemption be at least $1,000 and requires that each telephone redemption be at least $1,000, except for redemptions which are intended to liquidate your account. A shareholder will be charged $2 for redemption checks issued by the Funds of less than $100. Payments of $10,000 or more will be wired upon request without charge. A shareholder will be charged $10 for wires of less than $10,000. The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay. If the Fund has previously been advised in writing of your brokerage or bank account, telephone requests by any person are accepted for payment to such account by calling 800-637-1700. The Fund may be liable for any losses caused by their failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only
(1) to the bank or brokerage account designated by the shareholder, in writing, on the investment application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the Fund, it is necessary to send a written request to the Fund with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Fund will waive the signature guarantee requirement on a redemption request once every thirty (30) days if ALL of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.



     The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Fund by telephone to request a redemption of the Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.



REDEMPTION BY CHECK. By completing a signature card (and certain other documentation if the record owner is a fiduciary, corporation, partnership, trust or other organization) which is available from the Fund or the broker through which shares of the Funds were purchased, you can write checks against your account. There is no minimum amount for check redemptions, however, the Fund, upon proper notice to the shareholder may choose to impose a fee if it deems a shareholder's actions to be burdensome to the Fund. This procedure lengthens the time your money earns dividends, since redemptions are not made until the check is processed by the fund. Because of this, a check cannot completely liquidate your account, nor may a check be presented for certification or immediate payment. Otherwise, you may deposit a check in your bank account or use it to pay any third party obligation not requiring certification. Shareholder checks written against accounts with insufficient funds, postdated checks and checks which contain an irregularity in the signature, amount or otherwise will be returned by the Fund and a fee charged against the account. Because check redemptions are reported on account statements, they will not be confirmed separately. A fee is charged for providing check copies.



STOP PAYMENTS. The Fund will honor stop payment requests on unpaid shareholder checks provided the Fund is advised of the correct check number, payee, check amount and date. Stop payment requests received by the Fund by 2:00 P.M. (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for 14 calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment orders are effective for one year. A fee is charged for this service.



AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Fund. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Fund may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

AUTOMATIC TRANSFER. You may redeem shares of the Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. The Fund may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may be available subject to conditions or limitations.



RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of the Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) business days. Shareholder checks written against Funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two business days after the purchase by wire.


                               GENERAL INFORMATION


JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example husband or wife, either person is entitled to redeem shares in the account. The Fund assumes no responsibility to either person for actions taken by the other person with respect to an account so registered. The investment application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.



BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number (TIN) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, the Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.


REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of certain firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.


SMALL BALANCES. Because of the expense of maintaining accounts with small balances when an account balance drops below $25,000 it will transferred to The Reserve Primary Fund. If the balance drops below $1000 the Fund will either levy a monthly charge (currently $5) or redeem the account and remit the proceeds.

EASY ACCESS. Easy Access is The Fund's 24 hour toll-free, telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions you will receive.




INQUIRIES. Shareholders should direct their inquiries to their broker or the Fund.



SPECIAL SERVICES. The Fund reserves the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on or copies of Fund redemption checks or shareholder checks and special research services.



PERFORMANCE. The Fund may compare their performance to other income producing alternatives such as (i) money market Funds (based on yields cited by Donoghue's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts and N.O.W. accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of Funds is not insured by the Federal Deposit Insurance Corporation.


     Yield information is useful in reviewing a Fund's performance relative to other Funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.


                    AMERICAN EXPRESS GOLD CARD SERVICE




       Investors with an account balance of $25,000 may, for no additional fee, apply for an American Express Gold debit card which may be used to access your Fund investment balances. An American Express Gold cardholder will be provided a comprehensive package of free travel and emergency assistance services, including: (i) $150,000 in travel accident insurance when the travel tickets are paid with the Card; (ii) auto rental collision/loss damage insurance when the rental is paid using the Card; (iii) expedited card replacement and emergency cash; (iv) medical, legal and lost baggage assistance; and (v) extended retail product guarantees when the purchase is paid with the Card.


                               ---------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ---------------

                          THE RESERVE CASH FUND


                  810 SEVENTH AVENUE - NEW YORK, N.Y.  10019
                                (212) 977-9982
                                (800) 637-1700

                              ------------------

                        YIELD AND BALANCE INFORMATION
                     (800) 637-1700 - (TOUCH TONE PHONE)

                     STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information describes the Reserve
Cash Fund ("Fund").  This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement is dated
_________________________.



                  TABLE OF CONTENTS                                                    PAGE

            Investment Objective and Policies                                             2
            Trustees and Executive Officers                                               3
            Investment Management, Distribution,
                  and Custodian Agreements                                                5
            Portfolio Turnover, Transaction Charges
                  and Allocation                                                          8
            Shares of Beneficial Interest                                                 8
            Purchase, Redemption and Pricing of Shares                                    9
            Distributions and Taxes                                                      12
            Fund Yield                                                                   13
            American Express Gold Card Service                                           13
            Ratings                                                                      15



SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                      INVESTMENT OBJECTIVE AND POLICIES


        The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.


SUPPLEMENTAL INVESTMENT POLICIES. The following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Portfolio. A majority of the outstanding shares of a Portfolio means the vote of the lesser of (i) 67% or more or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. A Portfolio cannot: (1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets; (2) issue securities senior to its capital stock; (3) act as an underwriter with respect to the securities of others; (4) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. Government securities and bank obligations or repurchase agreements secured by such obligations; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;
(6) lend more than 33 1/3 of the value of its total assets to the extent its investments may be considered loans; (7) sell any security short or write, sell or purchase any futures contract or put or call option; (8) invest in voting securities or in companies for the purpose of exercising control; (9) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940; (10) make investments on a margin basis; (11) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of the Fund, the investment adviser or affiliated person except in compliance with the Investment Company Act of 1940.


OTHER POLICIES. The Fund may, to increase their income, lend their securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities plus accrued interest and must consist of cash, or securities of the U.S. Government (or its agencies or instrumentalities). The Portfolio receives an amount equal to the interest on loaned securities and also receive negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Portfolio may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


        The Fund may purchase corporate notes collateralized by a bank letter of credit or securities of the U.S. Government, its agencies or instrumentalities. Collateralized commercial paper purchased by the Fund is rated A-1 and P-1 by Standard & Poor's Corporation and Moody's Investors Service, Inc., respectively, or the equivalent thereof if rated by another ratings agency. The collateral consists of U.S. Government securities having a current market value in excess of the collateralized commercial paper outstanding. A Trustee is usually appointed by the collateralized commercial paper issuer to hold the collateral and administer the credit agreement for the benefit of the holders.




        The Fund may invest in bank obligations which include certificates of deposit, bankers' acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a financial institution's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A bankers' acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a financial institution earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell in advance securities at fixed prices determined by the negotiated yields. Each Portfolio will limit repurchase agreement transactions to those domestic financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. A Portfolio will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's Custodian. If the seller defaults on the repurchase obligation the Portfolio could incur a loss and may incur costs in disposing of the underlying security. A Portfolio will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.


        The Fund may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Portfolio at the time of the transaction.


                      TRUSTEES AND OFFICERS OF THE TRUST

        *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

        Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before
1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

        EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

        Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET and RTET.

        HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

        Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET and RTET. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

        *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

        The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET and RTET. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

        NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

        Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The
Atlantic companies (insurance), RF, RIT, RNYTET and RTET.

        MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

        Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, and RNYTET. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

        PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York
10019.

        Mr. Colletti is Controller of RF, RIT, RTET and RNYTET. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

---------------

*Interested Trustee within the meaning of the Investment Company Act of 1940. Messrs. Ehlert, Emmet, Harrington, and Johnsen are members of a Review Committee which performs the functions of Audit Committee and reviews compliance procedures and practices.




                                      COMPENSATION TABLE
                                      ------------------

                                        AGGREGATE              TOTAL COMPENSATION
                                      COMPENSATION         FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                        FROM FUND*    (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
-------------------------------------------------------------------------------------------
Edwin Ehlert, Jr.                       $12,708                  $16,500
Henri W. Emmet                          $12,708                  $16,500
Rev. Donald J. Harrington               $12,708                  $16,500
Niels W. Johnsen                        $12,708                  $16,500

      *Amount shown are for the Fund's fiscal year ending.

        The following executive officers of the Fund had allocated cash remuneration in excess of $60,000 during the last fiscal year for services rendered to the Fund.

                                                                             ESTIMATED
                                                    AGGREGATE             ANNUAL BENEFITS
           NAME              CAPACITY             REMUNERATION            UPON RETIREMENT
           ----              --------             ------------            ---------------
      Bruce R. Bent          President            $281,800                $150,000
      Pat A. Colletti        Controller           $108,400                $ 60,000



                      INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

        INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI"), 14 Locust Place, Manhasset, NY 11030, of which Messrs. Henry B.R. Brown and Bruce R. Bent are the Directors, manages the Fund and provides it with investment advice pursuant to a separate Investment Management Agreement for each portfolio. Messrs. Brown and Bent together with their children own RMCI. Under the Investment Management Agreements, RMCI manages the Portfolios investments, including effecting purchases and sales thereof, in furtherance of each Portfolio's investment objective and policies, subject to overall control and direction of the Trustees.


For its management and advisory services, and for paying the ordinary operating expenses of the Fund, the Adviser is paid a comprehensive fee by the Fund calculated at 0.80% per annum of the average daily net assets of the Fund.





       From time to time, RMCI may waive receipt of its fees and or voluntarily assume certain expenses of a Portfolio which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

EXPENSE LIMITATION. The Investment Management Agreement for the Fund provides that RMCI will reimburse the Fund for the amount by which the Portfolio's costs and expenses paid RMCI (exclusive of brokerage fees and commissions, interest, taxes and extraordinary legal fees and expenses) exceed 1% of its average daily closing net assets.



DISTRIBUTION AGREEMENT. The Fund's Distributor is Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, N.Y. 10019. The Fund has authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributor is a "principal underwriters" for the Fund within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. RESRV's principal business is the distribution of mutual fund shares. No Distributor has retained underwriting commissions on the sale of Fund shares during the last three fiscal years.


       The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which a payee has rendered distribution assistance services at an annual rate of .20% of the average net asset value of the qualified accounts. Such distribution assistance may include, but may not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that a payee makes to the Fund by increasing assets under management and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

       Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.




       The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of each series or by vote of the disinterested Trustees The Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

       The Securities and Exchange Commission had proposed to amend Rule 12b-1 under the Investment Company Act of 1940 in a manner which, among other things, would effectively prohibit the implementation of compensation plans or any other plans that do not tie payments by a fund to specific distribution activities. If such a proposal were implemented, the Board of Trustees would determine, at such time and in light of the existing circumstances, the appropriateness of continuing the Plan, recommending its modification or discontinuance, or taking any other action.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. Chemical Bank, 4 New York Plaza, New York, N.Y. 10004 is Custodian of the Fund's securities and cash pursuant to a Custodian Agreement. The Bank of New York, 48 Wall Street, New York, N.Y. 10015; Morgan Guaranty Trust Co., 60 Wall Street, New York, N.Y. 10260; and Custodial Trust Company, 28 West State Street, Trenton, N.J. 08608 are Custodians for the Fund for limited purposes in connection with certain repurchase agreements. Coopers & Lybrand, L.L.P., 1301 Avenue of the Americas, New York, N.Y. 10019 is the Fund's independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

       As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

       The Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material adverse effect upon the net asset value or yield of the Fund.

       Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

       When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                          SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of their respective portfolios available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of another class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

       Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Portfolio, equal rights to all dividends and other distributions from the Portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for the indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.




                   PURCHASE, REDEMPTION AND PRICING OF SHARES

       Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90 day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Portfolio. The election is irrevocable pursuant to rules and regulations under the Investment Company Act of 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

       IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

NET ASSET VALUE. Shares are offered at their net asset value. The net asset value of the Fund is calculated at the close of each business day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on other days the New York Stock Exchange is closed for trading, and on certain regional banking holidays which may include Martin Luther King's Birthday and Columbus Day. The net asset value of each Portfolio is normally maintained at $1.00 per share. Each Portfolio cannot guarantee that its net asset value will always remain at $1.00 per share.

       The net asset value per share of each Portfolio is determined by adding the value of all of the Portfolio's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

       In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Portfolio from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Portfolio's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Portfolio, withholding dividends, redemption of shares of the Portfolio in kind, or reverting to valuation based upon market prices and estimates.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 2:00 P.M. (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in United States dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Checks delivered to the Fund after 2:00 P.M. (New York time) (11:00 A.M. New York time for the Treasury Portfolio) are considered received on the following business day.

       Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

       The Fund reserves the right to reject any investment in the Fund for any reason and may at any time suspend all new investment in the Fund.

       IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTIBLE, THE SHARE PURCHASE MAY BE CANCELLED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND.

SHARE CERTIFICATES.  Share certificates are not issued by the Fund.

                             DISTRIBUTIONS AND TAXES

       The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its net income, the Fund will not be subjected to Federal income tax on such distributed amounts.

       In order to qualify as a regulated investment company under the Code, the Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income to shareholders; derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities; meet certain diversification requirements; and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months.



       The Portfolio intends to distribute all of its net investment income and net capital gains, if any, and, therefore, do not expect to pay federal income tax. Net investment income is made up of interest, less expenses. Because no portion of a Portfolio's income will be comprised of dividends from domestic corporations, none of the income distributions from a Portfolio will be eligible for the 70% deduction for dividends received by corporations. Under the tax rate structure enacted by the Tax Reform Act of 1986, the distinction between ordinary income and capital gain and between long-term capital gain and short-term capital gain is less relevant because the tax rates on ordinary income and short-term capital gains are the same. However, the designation or short-term capital gain is relevant for purposes of the tax rules governing the offsetting of gains and losses and use of capital loss carryover.





       Dividends derived from net investment income and distributions from net realized short-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at a rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to any U.S. withholding tax. However, such distributions may be subject to 31% backup withholdings, as described in Prospectus, unless the foreign person certifies his non-U.S. residency status.

       Statements as to the tax status of each investor's dividends and other distributions will be mailed annually. The annual statements will set forth the dollar amount of income subject to federal tax. Distributions will be reported under more than one tax identification number only if a separate account is established for each number.

       Shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in the Fund which may differ from the Federal income tax consequences described above.

                                   FUND YIELD

       The current yield of a Fund may differ from its effective yield and annualized dividends.

       Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

       Effective yield is computed by adding one to current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return +1) 365 /7] -1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

       Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money market funds or bank accounts which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.


                        AMERICAN EXPRESS GOLD CARD SERVICE

TRAVEL INSURANCE. Use of cards to pay the full travel fares for you, your spouse, and your dependent children under the age of 25 years on any air or land or water conveyance operated by a common carrier licensed to carry passengers for hire will insure each automatically against accidental bodily injuries which are the sole cause of death or dismemberment while riding in, boarding, or getting out of such aircraft or conveyance. Your name must appear in an account registration or you must be an associate cardholder for this travel insurance to cover you, your spouse, and your dependent children.




AMERICAN EXPRESS GOLD CARD. Upon approval of an application for participation in the CUSTOM PLAN, American Express will issue one or more American Express Gold cards to the participant.



       Participants subscribing to the service may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations which is currently $500 if the Fund or American Express is not notified of the theft or loss within 2 business days. Participants should refer to the American Express Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the card. If a card is lost or stolen, the participant should report the loss immediately by telephoning American Express at ______________ which can be reached 24 hours a day, seven days a week or the Funds at
(800) 631-7784 or (212) 977-9880 during normal business hours (9:00 A.M. to
5:00 P.M., New York time).

                                   RATINGS

       The following are the rating designations of short term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION

        A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

MOODY'S INVESTORS SERVICE, INC.

        Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

DUFF & PHELPS CREDIT RATING CO.

        Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

IBCA LTD.

        A-1: Obligations supported a very strong capacity for timely repayment. Those obligations supported by the highest capacity for timely repayment will be denoted with a plus (+) sign designation.

FITCH INVESTORS SERVICE, INC.

        F-1: This designation indicates a very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+". Those issues determined to possess and exceptionally strong credit quality will be denoted with a plus (+) sign designation. Issues assigned the rating of F-1+ are regarded as having the strongest degree assurance for timely payment.

                               THE RESERVE FUND

                                    PART C


Item 24.     Financial Statements and Exhibits                                         Page
             ---------------------------------                                         ----
             (a)   Financial Statements Included in Part A for the Reserve
                   American Express Cash Fund

                   Not Applicable

                   Financial Statements Included in Part A and Part B for the Reserve American Express Cash Fund

                   Not Applicable


             (b)   Exhibits

                   (1)* Declaration of Trust was filed as an exhibit to Registrant's Post-Effective Amendment No.
                           43 dated July 31, 1987.

                   (2)*    Bylaws were filed as an exhibit to Registrant's Post-
                           Effective Amendment No. 42 dated November 24, 1986.
                           Amendment No. 1 filed as an exhibit to Post-Effective
                           Amendment No. 46 dated July 31, 1990.

                   (3)     Not Applicable.


---------------
*Incorporated by reference

                   (4)     Not Applicable.

                   (5)*    Form of Investment Management Agreement for the
                           Primary and U.S. Government Funds filed as an Exhibit to Post-Effective Amendment No. 42 dated November 24,
                           1986. Form of Investment Management Agreement for the U.S. Treasury and Federal Government Funds filed as an Exhibit to Post-Effective Amendment No. 48 dated
                           October 31, 1991.

                   (6)*    Form of Distribution Agreement and Plan of Distribution
                           filed as an exhibit to Registrant's Post-Effective Amendment
                           No. 42 dated November 24, 1986.

                   (7)* Pension Plan of Reserve Management Corporation was filed as an exhibit to Post-Effective Amendment No. 32;
                           Amendments to Pension Plan filed as an exhibit to Post-
                           Effective Amendment No. 45 dated July 31, 1989.

                   (8)* (a) Custodian Agreement with Chemical Bank filed as an exhibit to Registrant's Post-Effective Amendment
                           No.1; Amendments thereto filed as to Post Effective
                           Amendment No. 35.

                           (b) Custodian Agreement with Custodial Trust Company filed as an Exhibit to Post-Effective Amendment No. 43 filed July 31, 1987.

                           (c) Custodian Agreement with Bank of New York filed as an Exhibit to Post-Effective Amendment No. 50 filed
                           May 28, 1992.

                   (9)*    (a) Form of Service Agreement filed as an exhibit to Post-
                           Effective Amendment No. 42 dated November 24, 1986.
                           Transfer Agent Agreement with First Wisconsin Trust
                           Company filed as an exhibit to Post-Effective Amendment
                           No. 46 dated July 31, 1990.

                   (10)    Opinion of Counsel filed herewith.

                   (11)    Not Applicable

                   (12)    Not Applicable

                   (13)* Form of Subscription Agreement between the Registrant and Reserve Management Company, Inc.

                   (14)    Not Applicable

                   (15)*   Form of Service Plan

                   (16)* Schedule for computation of each performance quotation provided in Registration Statement

                   (17)    Powers of Attorney filed herewith.

                   (18)    Not Applicable

---------------
*Incorporated by reference

Item 25.     Persons Controlled by or Under Common Control with Registrant

             Not Applicable

Item 26.     Number of Holders of Securities


             Not Applicable


Item 27.     Indemnification

             Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 28.     Business and Other Connections of Investment Adviser

Name                 Position with the Adviser            Other Businesses
----                 -------------------------            ----------------
Henry B.R. Brown     President, Treasurer and             President, Treasurer and
                     Director                             Director of Reserve
                                                          Management Corporation
                                                          of the same address as
                                                          the Trust; Director
                                                          and Treasurer of
                                                          Transfer Agent Inc., 5
                                                          Cornwall St., N.W.,
                                                          Leesburg, Virginia
                                                          22075.

Bruce R. Bent        Vice President, Secretary            Vice President, Secretary
                     and Director                         and Director of Reserve
                                                          Management Corporation and
                                                          Director of Resrv Partners,
                                                          Inc. both of the same
                                                          address as the Trust.

Item 29. Principal Underwriters

(a) Reserv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to Reserve Tax-Exempt Trust, Reserve Institutional Trust, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.


Name and Principal                     Position and Offices                      Positions and Offices
 Business Address                    with Reserv Partners, Inc.                     with Registrant
------------------                   --------------------------                  ---------------------
Bruce R. Bent                        Chairman and Director                       President, Treasurer
810 Seventh Avenue                                                               & Trustee
New York, NY  10019

Item 30.   Location of Accounts and Records

           All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 810 Seventh Avenue, New York, NY 10019 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 31.   Management Services

           See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32.   Undertakings

           Not Applicable

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(a) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 55 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York, on the 22nd day of March 1996.


                                               /s/   Bruce R. Bent
                                               --------------------------
                                               Bruce R. Bent, President

Attest:

/s/ Marc C. Cozzolino
---------------------------
       Marc C. Cozzolino, Secretary


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to its Registration Statement has been below signed by the following persons in the capacities and on the dates indicated.



  /s/ Bruce R. Bent                                                      Date      3/22/96
--------------------------------------------------                           --------------------
Bruce R. Bent, President, Treasurer
and Board Member (principal executive,
operating and financial officer)

*                                                                        Date
-------------------------------------------------                            -------------------
        Edwin Ehlert Jr., Board Member

*                                                                        Date
-------------------------------------------------                            -------------------
        Henri W. Emmet, Board Member

*                                                                        Date
-------------------------------------------------                            -------------------
        Donald J. Harrington, Board Member

*                                                                        Date
-------------------------------------------------                            -------------------
        Niels W. Johnsen, Board Member

  /s/ Marc C. Cozzolino                                                  Date      3/22/96
-------------------------------------------------                            -------------------
        Marc C. Cozzolino, *Attorney-in-Fact
        General Counsel

                                INDEX TO EXHIBITS


                                                                                Sequentially
                                                                                Numbered
Exhibit No.           Description
-----------           -----------
      1.              Declaration of Trust of Registrant*

      2.              By-Laws of Registrant*

      3.              Not Applicable

      4.              Not Applicable

      5. (a) Form of Investment Management Agree-ment between the Registrant and Reserve
                      Management Company Inc.*

                      (b) Form of Sub-Investment Management Agreement between Registrant, Reserve Management Company, Inc.

      6. (a) Form of Distribution Agreement between the Registrant and Resrv Partners, Inc.*

                      (b) Form of Selected Dealer Agreement*

      7. Pension Plan of Reserve Management Corp. filed as an exhibit to Post-Effective Amendment No., 32 of The Reserve Fund (File No. 2-36429);
                      amendments thereto filed as an exhibit to Post-Effective Amendment No. 45 and all are incorporated by reference*

      8.              Form of Custodian Agreements between Registrant and
                      Custodial Trust Company*

      9.              Not Applicable*

     10.              Opinion of Counsel

     11.              Consent of Auditors

     12.              Not Applicable

     13. Form of Subscription Agreement between the Registrant and Reserve Management Company, Inc.*

     14.              Not Applicable

     15.              Form of Service Plan*

     16. Schedule for computation of each performance quotation provided in Registration Statement*

     17.              Powers of Attorney

     18.              Not Applicable


---------------
*Previously filed